Other non-current assets	12 Months Ended
Dec. 31, 2019
Text block [abstract]
Other non-current assets
23. Other
non-current
assets

	2019 £m	2018 £m
Amounts receivable under insurance contracts	743	675
Pension schemes in surplus	127	760
Other receivables	150	141

	1,020	1,576

Amounts receivable under insurance contacts are held at fair value through profit or loss.
Within the other receivables of £150 million (2018 – £141 million), £88 million (2018 – £89 million) is classified as financial assets of which £44 million (2018 – £41 million) is classified as fair value through profit or loss. On the remaining balance of £44 million (2018 – £48 million), the expected credit loss allowance was immaterial at 31 December 2019 and 2018.